                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):

                                  July 19, 2001

                                  FUNDTECH LTD.
             (Exact Name of Registrant as Specified in its Charter)




             ISRAEL                        0-29634            NOT APPLICABLE
(State of Other Jurisdiction of       (Commission File    (I.R.S. Employer
Incorporation)                        Number)             Identification Number)




         12 HA'HILAZON STREET, RAMAT GAN, ISRAEL             52522
         (Address of Principal Executive Offices)         (Zip Code)



                               011-972-3-575-2750
              (Registrant's Telephone Number, Including Area Code)



                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 9.  REGULATION FD DISCLOSURE


         The Registrant issued two separate press releases as follows; 1) reporting second quarter results and 2) resignation of Michael Carus; Oz Cohen, Vice President Business Development, named acting CFO, which is attached as
Exhibit 99.1 and Exhibit 99.2 hereto, and incorporated herein by reference

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  July 19, 2001



                                        FUNDTECH LTD.




                                        By:    Reuven Ben-Menachem
                                               --------------------------------
                                        Name:  Reuven Ben-Menachem
                                        Title: Chairman of the Board, President
                                               and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.                   Description
-----------                   -----------
99.1            Press Release, dated July 19, 2001

99.2            Press Release, dated July 19, 2001